Exhibit 10.5

FIRST AMENDMENT TO
AMENDED AND RESTATED SERIES C PROMISSORY NOTE

          THIS FIRST AMENDMENT TO AMENDED AND RESTATED SERIES C PROMISSORY NOTE (the "Amendment") is made and entered into as of this 31st day of March, 2005 by and among [i] THERMOVIEW INDUSTRIES, INC., a Delaware corporation ("ThermoView"), [ii] AMERICAN HOME DEVELOPERS CO., INC., a California corporation ("American Home"), [iii] FIVE STAR BUILDERS, INC., a California corporation ("Five Star"), [iv] KEY HOME CREDIT, INC., a Delaware corporation ("Key Home"), [v] KEY HOME MORTGAGE, INC., a Delaware corporation ("Key Home Mortgage"), [vi] LEINGANG SIDING AND WINDOW, INC., a North Dakota business corporation ("Leingang Siding"), [vii] PRECISION WINDOW MFG., INC., a Missouri corporation ("Precision"), [viii] PRIMAX WINDOW CO., a Kentucky corporation ("Primax"), [ix] ROLOX, INC., a Kansas corporation ("Rolox"), [x] TD WINDOWS, INC., a Kentucky corporation ("TD Windows"), [xi] THERMAL LINE WINDOWS, INC., a North Dakota corporation ("Thermal Line"), [xii] THERMOVIEW OF MISSOURI, INC., a Missouri corporation ("ThermoView-Missouri"), [xiii] THERMO-TILT WINDOW COMPANY, a Delaware corporation ("Thermo-Tilt"), [xiv] THERMO-SHIELD OF AMERICA (ARIZONA), INC., an Arizona corporation ("Thermo-Shield Arizona"), [xv] THERMO-SHIELD OF AMERICA (MICHIGAN), INC., a Michigan corporation ("Thermo-Shield Michigan"), [xvi] THERMO-SHIELD COMPANY, LLC, an Illinois limited liability company ("Thermo-Shield Company"), [xvii] THERMO-SHIELD OF AMERICA (WISCONSIN), LLC, a Wisconsin limited liability company ("Thermo-Shield Wisconsin"), [xviii] THERMOVIEW ADVERTISING GROUP, INC., a Delaware corporation ("ThermoView Advertising") and [xix] THOMAS CONSTRUCTION, INC., a Missouri corporation ("Thomas Construction"), (ThermoView, American Home, Five Star, Key Home, Key Home Mortgage, Leingang Siding, Precision, Primax, Rolox, TD Windows, Thermal Line, ThermoView-Missouri, Thermo-Tilt, Thermo-Shield Arizona, Thermo-Shield Michigan, Thermo-Shield Company, Thermo-Shield Wisconsin, ThermoView Advertising and Thomas Construction individually are referred to in this Amendment as a "Borrower" and collectively as the "Borrowers") having an address in care of ThermoView Industries, Inc., 5611 Fern Valley Road, Louisville, Kentucky 40228, and GE CAPITAL EQUITY INVESTMENTS, INC., a Delaware corporation (the "Series C Lender"), having an address of 120 Long Ridge Road, Stamford, Connecticut 06927.

RECITALS

          A.     Borrowers have executed that certain Amended and Restated Series C Promissory Note, dated as of March 17, 2004 in the original face amount of $6,738,281 in favor of the Series C Lender (the "Note"). The Note was issued in connection with a Loan Agreement dated August 31, 1998, as amended, to which the Borrowers, the Series A Lender, the Series B Lenders and the Series C Lender (as defined therein) are parties, (the "Loan Agreement") the terms of which are incorporated herein by reference and other documents executed and delivered in connection therewith (the "Loan Documents"; terms not otherwise defined herein are used herein as therein defined in the Loan Documents), and is secured by the property described in the Loan Documents and by such other collateral as previously may have been or may in the future be granted to the Series C Lender (or the Collateral Agent for the Lenders) to secure this Series C Note.

B. Borrowers desire to amend the Note as set forth herein

AGREEMENT

NOW THEREFORE, in consideration of the Recitals and of the mutual promises and covenants contained herein, the parties agree as follows:

1. Amendments to Note. Subject to the satisfaction of condition precedent set forth in Section 2 below, the Note is hereby amended as follows:

The first unnumbered paragraph of Section 3 of the Note shall be replaced with the following:

"Commencing on February 28, 2006, principal of this Series C Note shall be paid in monthly payments of $100,000 and shall be payable on the last day of each calendar month. The balance of the principal shall be paid in a single payment on the Loan Expiration Date."

Section 4 of the Note shall be amended and replaced with the following:

"Late Payments; Default Rate. If the Borrowers fail to make any payment of principal, interest or other amount coming due pursuant to the provisions of this Series C Note within ten (10) calendar days of the date due and payable, the Borrowers also shall pay to the Series C Lender a late charge equal to the lesser of two percent (2%) of the amount of such payment or $25.00. Such ten day period shall not be construed in any way to extend the due date of any such payment. The late charge is imposed for the purpose of defraying the Series C Lender's expenses incident to the handling of delinquent payments and is in addition to, and not in lieu of, the exercise by the Series C Lender of any rights and remedies hereunder, under the other Loan Documents or under applicable laws, and any fees and expenses of any agents or attorneys which the Series C Lender may employ. Upon maturity (whether by acceleration, demand or otherwise), or at the option of the Series C Lender, upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, this Series C Note shall bear interest at a rate per annum (based on a year of 360 days and actual days elapsed) which shall be two percentage points (2%) in excess of the interest rate in effect from time to time under this Series C Note but not more than the maximum rate allowed by law (the "Default Rate"). The Default Rate shall continue to apply whether or not judgment shall be entered on this Series C Note."

The last unnumbered paragraph of Section 6 of the Note shall be replaced with the following:

"Upon the occurrence and during the continuance of an Event of Default: (a) if an Event of Default specified in clauses (iii) or (iv) above shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; (b) if an Event of Default specified in clauses (i), (vii) or (xi) above, or Section 6.E. or 6.F. of the Loan Agreement, or an Event of Default resulting from a breach of Section 5.G. of the Loan Agreement, shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the option of the Requisite A Lenders or, if the Series A Note shall no longer be outstanding, the Requisite Lenders, and without demand or notice of any kind, may be accelerated and become immediately due and payable; (c) if an Event of Default specified in clause (v) shall occur in connection with the obligations under that certain Securities Purchase Agreement, dated as of July 8, 1999, between the Series A Lender and Thermoview, as amended from time to time, or the aggregate amount outstanding thereunder shall be accelerated as a result of a default thereunder pursuant to Sections 5.1(h) or 7.1(a) thereof, at the option of the Requisite A Lenders or, if the Series A Note shall no longer be outstanding, the Requisite C Lender, and without demand or notice of any kind, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder may be accelerated and become immediately due and payable; (d) if any other Event of Default shall occur and the same shall continue unremedied for a period of 30 days thereafter, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the option of the Requisite Lenders and without demand or notice of any kind, may be accelerated and become immediately due and payable; (e) at the option of the Requisite Lenders the Series B Notes will bear interest at the Default Rate from the date of the occurrence of the Event of Default; (f) at the option of the Requisite A Lenders, the Series A Note and/or the Series C Note, as the case may be, will bear interest at the Default Rate from the date of the occurrence of the Event of Default; and (g) the Series C Lender may exercise from time to time any of the rights and remedies available to the Series C Lender under the Loan Documents or under applicable law."

2. Conditions Precedent. The amendment set forth in Section 1 above is subject to the following conditions precedent:

(i) each of the Series C Lender and the Borrowers shall have executed and delivered this Amendment;

(ii) this Amendment shall have been acknowledged by each of the Series B Lenders as set forth below; and

(iii)

the Series B Lenders shall have delivered to the Series A Lender a validly executed Second Amendment for each of the Amended and Restated Series B Promissory Notes, whereby each such Series B Note shall be substantively amended to provide that: (1) no principal payment, with respect to such Series B Notes, shall be due on or during the period commencing on February 28, 2005 and ending on January 31, 2006; (2) regularly scheduled payments of principal under the Series B Notes shall re-commence on February 28, 2006; and (3) the balance of the principal with respect to such Series B Notes shall be paid in a single payment on the Loan Expiration Date.

3. Representations and Warranties. The Borrowers hereby, jointly and severally, represent and warrant to the Series C Lender as follows:

(a) Recitals. The Recitals in this Amendment are true and correct in all respects.

          (b)     Incorporation of Representations. All representations and warranties of the Borrowers in the Loan Documents are incorporated herein in full by this reference and, except with respect to representations and warranties that were made as of and limited to a specific date, are true and correct as of the date hereof.

          (c)     Corporate Power; Authorization. The Borrowers have the corporate power, and have been duly authorized by all requisite action (corporate or otherwise), to execute and deliver this Amendment and to perform their obligations hereunder and thereunder. This Amendment has been duly executed and delivered by each of the Borrowers.

(d) Enforceability. This Amendment is the legal, valid and binding obligation of Borrowers, enforceable against each Borrower in accordance with its terms.

          (e)     No Violation. The execution, delivery and performance of this Amendment by each of the Borrowers does not and will not (i) violate any law, rule, regulation or court order to which any Borrower is subject; (ii) conflict with or result in a breach of any Borrower's Articles of Incorporation, Bylaws, or other organizational documents or any agreement or instrument to which any Borrower is party or by which it or its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of any Borrower, whether now owned or hereafter acquired, other than liens in favor of Series C Lender.

          (f)     Obligations Absolute. The obligation of the Borrowers to repay the obligations evidenced by the Note and all obligations of every type or nature under any of the Loan Documents, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of such obligations.

          (g)     Default. Assuming execution and delivery of the waiver of even date herewith related to the default of the minimum EBITDA covenant for the fourth quarter of 2004, no Default or Event of Default exists under the Note or the Loan Documents.

          4.     Effect and Construction of Amendment. Except as expressly provided herein, the Loan Agreement and the Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Amendment shall not be construed to:

(a) impair the validity, perfection or priority of any lien or security interest securing the Note;

(b) waive or impair any rights, powers or remedies of Series C Lender under the Note or the Loan Documents;

(c) constitute an election of remedies to the exclusion of any other remedies;

          (d)     constitute an agreement by Series C Lender or require Series C Lender to waive any Events of Default or extend the term of the Loan Agreement or the Note or the time for payment of any of the obligations represented by the Note or the Loan Documents; or

(e) make any further loans or other extensions of credit to Borrowers or any of them.

          5.     Release of Claims and Waiver. The Borrowers hereby release, remise, acquit and forever discharge the Series C Lender and the Series C Lender's employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment, the Loan Agreement and the Loan Documents, including but not limited to, claims relating to any settlement negotiations (all of the foregoing hereinafter called the "Released Matters"). Borrowers acknowledge that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. The Borrowers represent and warrant to the Series C Lender that they have not purported to transfer, assign or otherwise convey any right, title or interest of Borrowers in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

          6.     Costs and Expenses. The Borrowers hereby reaffirm their agreement under the Loan Agreement to pay or reimburse the Series C Lender on demand for all costs and expenses incurred by Series C Lender in connection with the Loan Agreement and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all fees and disbursements of counsel to the Series C Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.

7. Miscellaneous.

          (a)     Further Assurances. Borrowers agree to execute such other and further documents and instruments as the Series C Lender may reasonably request to implement the provisions of this Amendment and to perfect and protect the liens and security interests created by the Loan Documents.

          (b)     Benefit of Agreement. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Amendment.

          (c)     Entire Agreement. Except as expressly set forth herein, there are no agreements or understandings, written or oral, between Borrowers or the Series C Lender relating to this Amendment, the Loan Agreement or the other Loan Documents that are not fully and completely set forth herein or therein.

          (d)     Severability. The provisions of this Amendment are intended to be severable. If any provisions of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

          (e)     Governing Law. This Amendment shall be governed by and construed in accordance with the internal substantive laws of the State of New York, without regard to the choice of law principles of such state.

          (f)     Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

(g) Notices. Any notices with respect to this Amendment shall be given in the manner provided for in the Loan Agreement.

(h) Survival. The provisions set forth in Section 5 above shall survive the payment in full of the Notes.

          (i)     Amendment. No amendment, modification, rescission, waiver or release of any provision of this Amendment shall be effective unless the same shall be in writing and signed by the parties hereto. As amended hereby, the Note, the Loan Agreement and the Loan Documents remain in full force and effect.

(j) References. All references in the Loan Documents to the Note shall be deemed to refer to the Note.

          (k)     No Other Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Event of Default or breach, default or event of default under any Loan Document or other document held by Series C Lender, whether or not known to Series C Lender and whether or not existing on the date of this Amendment.

          (l)     Jury Trial Waiver. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG SERIES C LENDER AND ANY BORROWER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS:

THERMOVIEW INDUSTRIES, INC.
AMERICAN HOME DEVELOPERS CO., INC.
FIVE STAR BUILDERS, INC.
KEY HOME CREDIT, INC.
KEY HOME MORTGAGE, INC.
LEINGANG SIDING AND WINDOW, INC.
PRIMAX WINDOW CO.
PRECISION WINDOW MFG., INC.
ROLOX, INC.
TD WINDOWS, INC.
THERMAL LINE WINDOWS, INC.
THERMOVIEW OF MISSOURI, INC.
THERMO-TILT WINDOW COMPANY
THOMAS CONSTRUCTION, INC.
THERMO-SHIELD OF AMERICA (ARIZONA), INC.
THERMO-SHIELD OF AMERICA (MICHIGAN), INC.
THERMO-SHIELD COMPANY, LLC
THERMO-SHIELD OF AMERICA(WISCONSIN), LLC
THERMOVIEW ADVERTISING GROUP, INC.

By: _________________________________
Charles L. Smith, President

SERIES C LENDER:

GE CAPITAL EQUITY INVESTMENTS, INC.

_______________________________________
By: ____________________________________
Duly Authorized Signatory

          The Series B Lenders are executing this Amendment to evidence their consent to each of the provisions set forth in the Amendment and by their execution of this Amendment affirm that each of the provisions set forth in Section 8 of the Note remain in full force and effect following the execution and delivery of this Amendment.

SERIES B LENDERS:

DART Investors, L.P.
By: DART Management General Partner Group, LLC

By: _____________________________________
Mitchell M. Wexler, Manager

_____________________________________
Charles L. Smith

_____________________________________
Robert L. Cox

_____________________________________
Robert L. Cox, II

_____________________________________
Stephen A. Hoffman

_____________________________________
Mitch M. Wexler

_____________________________________
Stephen Townzen

EMERGING BUSINESS SOLUTIONS, LLC

_____________________________________
By:_____________________________________
Duly Authorized Signatory

_____________________________________
Ronald L. Carmicle

_____________________________________
Raymond C. Dauenhauer

_____________________________________
J. Sherman Henderson, III

_____________________________________
Bruce C. Merrick

_____________________________________
George T. Underhill, II

_____________________________________
Daniel F. Dooley